UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                October 18, 2002
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                            AMES NATIONAL CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           IOWA                           0-32637                42-1039071
--------------------------------------------------------------------------------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


                                405 FIFTH STREET
                                AMES, IOWA 50010
                    ----------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (515) 232-6251


                                 NOT APPLICABLE
              ----------------------------------------------------
              (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits

         The following exhibit is filed as part of this Report:

         Exhibit No.                                 Description
         -----------                      -----------------------------------
            99.1                          News Release dated October 18, 2002






Item 9.  Regulation FD Disclosure

         On October 18, 2002, Ames National Corporation issued a News Release announcing its earnings for the three and nine month periods ending September 30, 2002. A copy of the New Release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            AMES NATIONAL CORPORATION

Date:  October 18, 2002                      By:   /s/ Daniel L. Krieger
                                                   -----------------------------
                                                   Daniel L. Krieger, President
                                                   (Principal Executive Officer)

                                  EXHIBIT INDEX



Exhibit No.                                             Description
--------------------------------------------------------------------------------

   99.1                                      News Release dated October 18, 2002